EXHIBIT 25.01

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

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                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

               A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                       13-4994650
(State of incorporation                                 (I.R.S. employer
identification No.)                                   identification No.)


270 Park Avenue
New York, New York                                                  10017
(Address of principal executive offices)                       (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

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                   Commonwealth Telephone Enterprises, Inc.
              (Exact name of obligor as specified in its charter)
Pennsylvania                                                   23-2093008
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                        identification No.)
100 CTE Drive
Dallas, Pennsylvania                                           18612-9774
 (Address of principal executive offices)                      (Zip Code)

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                         Subordinated Debt Securities
                      (Title of the indenture securities)
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                                    GENERAL

Item 1.  General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

           New York State Banking Department, State House, Albany, New York
           12110.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551

           Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.

           (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.  Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.


Item 16.  List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

                                   SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 31st day of July, 1998.

                                            THE CHASE MANHATTAN BANK


                                            By
                                              --------------------------------
                                            James P. Freeman
                                            Assistant Vice President

Item 16.  List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.


                                   SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 31st day of July, 1998.

                                            THE CHASE MANHATTAN BANK


                                            By /s/ James P. Freeman
                                               -------------------------------
                                            James P. Freeman
                                            Assistant Vice President


                             Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business March 31, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                        ASSETS                                              Dollar Amounts
                                                                                             in Millions
Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin................................................................        $12,037
Interest-bearing balance...............................................................          4,054
Securities:............................................................................
Held to maturity securities....................................                                  2,340
Available for sale securities..........................................................         50,134
Federal funds sold and securities purchased under
      agreements to resell.............................................................         24,982
Loans and lease financing receivables:
      Loans and leases, net of unearned income                  $127,958
      Less: Allowance for loan and lease losses                    2,797
                                                                --------
      Less: Allocated transfer risk reserve.............               0
                                                                --------
      Loans and leases, net of unearned income,
      allowance, and reserve...........................................................        125,161
Trading Assets ........................................................................         61,820
Premises and fixed assets (including capitalized
      leases)..........................................................................          2,961
Other real estate owned................................................................            347
Investments in unconsolidated subsidiaries and
      associated companies.............................................................            242
Customers' liability to this bank on acceptances
      outstanding......................................................................          1,380
Intangible assets......................................................................          1,549
Other assets...........................................................................         11,727
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TOTAL ASSETS...........................................................................       $298,734
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


                                                LIABILITIES
Deposits
In domestic offices....................................................................        $96,682
 Noninterest-bearing.....................................       $38,074
Interest-bearing ........................................        58,608
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In foreign offices, Edge and Agreement,
subsidiaries and IBF's.................................................................         72,630
Noninterest-bearing......................................       $ 3,289
Interest-bearing.........................................        69,341

Federal funds purchased and securities sold under agree-
ments to repurchase....................................................................         42,735
Demand notes issued to the U.S. Treasury...............................................            872
Trading liabilities....................................................................         45,545

Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases):
      With a remaining maturity of one year or less....................................          4,454
      With a remaining maturity of more than one year .                                            231
             through three years.......................................................
      With a remaining maturity of more than three years...............................            106
Bank's liability on acceptances executed and outstanding                                         1,380
Subordinated notes and debentures......................................................          5,708
Other liabilities......................................................................         11,295

TOTAL LIABILITIES......................................................................        281,638

                                       EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                        0
Common stock...........................................................................          1,211
Surplus  (exclude all surplus related to preferred stock)..............................         10,291
Undivided profits and capital reserves.................................................          5,579
Net unrealized holding gains (losses)
on available-for-sale securities.......................................................             (1)
Cumulative foreign currency translation adjustments ...................................             16

TOTAL EQUITY CAPITAL ..................................................................         17,096
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TOTAL LIABILITIES AND EQUITY CAPITAL ......................................                   $298,734
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


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                         WALTER V. SHIPLEY       )
                                         THOMAS G. LABRECQUE     )DIRECTORS
                                         WILLIAM B. HARRISON, JR.)